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                                                                EXHIBIT 23.2

                       CONSENT OF KPMG PEAT MARWICK LLP

The Board of Directors
Aqua-Chem, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Auditors" in the prospectus.



/s/ KPMG Peat Marwick LLP

Milwaukee, Wisconsin
August 17, 1998